UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 30, 2012

MANNATECH, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200
Coppell, Texas  75019
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (972) 471-7400
_________________________________________________
(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below in Item 5.07, at the 2012 Annual Meeting of Shareholders of Mannatech, Incorporated (the “Company”), the Company’s shareholders approved an amendment to the Mannatech, Incorporated 2008 Stock Incentive Plan (as so amended, the “2008 Plan”) in order to increase the number of shares of common stock subject to the plan by 100,000.

A description of the material terms of the 2008 Plan was included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 19, 2012 (the “Proxy Statement”).  In addition, the foregoing summary is qualified in its entirety by reference to the full text of the 2008 Plan, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

The Company held its 2012 Annual Shareholders’ Meeting on May 30, 2012.  The Company’s shareholders considered three proposals, each of which is described in the Proxy Statement. A total of 1,922,438 shares were represented in person or by proxy, or 74.05% of the total shares outstanding.  The final results of votes with respect to the proposals submitted for shareholder vote at the 2012 Annual Shareholders’ Meeting are set forth below.

Proposal 1 – Election of Directors

Shareholders elected Gerald E. Gilbert, Larry A. Jobe and Marlin Ray Robbins as Class I Directors.

Director	For	Withheld	Broker Non-Votes
Gerald E. Gilbert	839,700	83,345	999,393
Larry A. Jobe Marlin Ray Robbins	840,440 882,279	82,605 40,766	999,393 999,393

Proposal 2 – Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

Shareholders ratified the appointment of BDO USA, LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2012.

For	Against	Abstain
1,898,711	20,470	3,257

Proposal 3 – Amendment of the 2008 Stock Incentive Plan

Shareholders approved the amendment to the 2008 Plan to increase the number of shares of common stock subject to the plan by 100,000.

For	Against	Abstain	Broker Non-Votes
693,076	227,060	2,909	999,393

The Company’s press release related to the foregoing events is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit
10.1* 99.1*	Mannatech, Incorporated 2008 Stock Incentive Plan, as amended. Press Release dated May 31, 2012 entitled “Mannatech Announces Results of Annual Shareholders’ Meeting.”
*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED
Dated: June 1, 2012	By:	/s/ S. Mark Nicholls
S. Mark Nicholls Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1* 99.1*	Mannatech, Incorporated 2008 Stock Incentive Plan, as amended. Press Release dated May 31, 2012 entitled “Mannatech Announces Results of Annual Shareholders’ Meeting.”
            *Filed herewith.